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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ____________________

                                   FORM 8-K

                             ____________________

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 7, 2000

                             ____________________

                              JG INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

      Illinois                      001-00258              36-1141010
(State or other jurisdiction      (Commission          (I.R.S. Employer
  of incorporation)                File Number)       Identification No.)

                            1111 North Dearborn St.
                                  Suite 2701
                            Chicago, Illinois 60610
             (Address of principal executive offices and Zip Code)

                                (312) 337-9610
             (Registrant's telephone number, including area code)
                             ____________________

                               5630 West Belmont
                            Chicago, Illinois 60634
                       --------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     As reported in its Annual Report on Form 10-K filed on May 26, 2000, JG Industries, Inc. (the "Company") no longer has any operating assets (including, but not limited to, any inventory) with which it could conduct business. On May 30, 2000, the Company sold its only remaining owned real property for $1,900,000.

     In accordance with the Company's plans disclosed in the Preliminary Information Statement filed February 17, 2000, the Definitive Information Statement filed March 10, 2000, the Report on Form 8-K filed April 26, 2000, and the Report on Form 10-K filed May 26, 2000, the Company filed a certificate of dissolution with the Secretary of State of the State of Illinois on June 7, 2000. Under Illinois law, the Company's filing of a certificate of dissolution terminated the Company's corporate existence. Thereafter the Company could not carry on any business except that necessary to wind up and liquidate its business and affairs. Pursuant to Illinois law, dissolution of a corporation does not (1) transfer title to the corporation's assets; (2) prevent transfer of its shares or securities; provided, however the corporate authorization to dissolve may provide for closing the corporation's share transfer books; or (3) prevent suit by or against the corporation in its corporate name. Since the filing of the certificate of dissolution, the Company has not conducted any business other than selling its remaining assets. The Company currently has no remaining operating assets and only one remaining employee.

     As permitted under Illinois law, the Company intends to close its share transfer books and halt trading of its shares on August 11, 2000. The holders of record as of August 11, 2000 will be entitled to participate in any distribution of any liquidation proceeds.

     As reported in previous filings with the Securities and Exchange Commission, the Company does not intend to distribute any liquidation proceeds to its shareholders prior to October 17, 2000. The Company does not believe that it is prudent to distribute any liquidation proceeds prior to October 2000 because the Sale-Purchase Agreement, dated as of February 2, 2000, among the Company, Goldblatt's Department Stores, Inc., Ames Department Stores, Inc. and Ames Realty II (the "Ames Subsidiary"), pursuant to which the Company transferred to the

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Ames Subsidiary the leases for all but one of its stores, contains certain indemnification obligations that do not expire until such date. If the Company were to distribute cash prior to the expiration of these obligations, the Company could have insufficient funds to settle any claims should any arise regarding representations, warranties or covenants of the Company in the Sale-Purchase Agreement.

     The Company currently anticipates that holders of its common stock (including holders of its preferred stock which is convertible into common stock) will receive approximately $1.00 in cash for each share of common stock on or about October 17, 2000. However, the inability of the Company to settle pending negotiations for anticipated amounts, unanticipated liabilities that may arise or other changes that could occur could cause the actual amount received by holders of its stock to vary significantly from the currently anticipated amount.

     Shareholders may receive a second distribution at a later date. The Company deposited with the Ames Subsidiary certain funds to be held in escrow pending resolution of certain contingent obligations of the Company relating to leased real property transferred to the Ames Subsidiary. The last of these escrows is to be distributed on July 14, 2001. In the event that funds are available, the Company intends to make a final distribution shortly after such date. Nevertheless, the Company can give no assurance that there will be any money available for distribution to the shareholders from the escrow accounts or that the Company will have other funds available to make an additional distribution after the distribution planned for October 17, 2000. The Company believes that in no event will a second distribution exceed $.50 per share.

     One factor that may affect distribution amounts is that the Company has been informed by an individual who held minority interests in certain of the Company's subsidiaries that he may challenge the merger consideration provided to him upon the merger of these subsidiaries into the Company. As previously reported in the Company's Report on Form 10-K, these companies have been merged into the Company. In connection with these mergers, the Company provided notice to this minority shareholder that his interests would be converted to the right to receive $1,165,500 in cash. While this minority shareholder has notified the Company that he intended to exercise appraisal rights with respect to these minority interests under Delaware Law, the

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Company believes that he did not exercise these appraisal rights in a timely manner. Therefore, pursuant to the mergers, the Company tendered payment to this minority shareholder in the amount of $1,165,500 for his minority interests. This minority shareholder may continue to dispute the amount payable to him, and the Company could incur significant additional costs in connection with any such dispute. The effect of incurring significant additional costs in connection with such dispute would be to reduce the liquidation payment that the Company will ultimately distribute to its shareholders.

     In addition, the Company continues to incur expenses for legal, accounting and administrative services and continues to attempt to resolve small disputes with regard to its past obligations.

     Because of the uncertainties described above, Company makes no representations as to whether any distributions will actually be made to shareholders on or about October 17, 2000. Moreover, the Company makes no representations as to the actual amount or the actual date on which it intends to make liquidation distributions.

          The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results due to certain risks and uncertainties, including those discussed above and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

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Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired:  Not Applicable.

     (b)  Pro Forma Financial Information: Not Applicable

     (c)  Exhibits.  The following exhibits are filed as a part of this report:

     Exhibit No.    Description
     -----------    -----------

     2.1 Sale-Purchase Agreement, dated as of February 2, 2000, among Goldblatt's Department Stores, Inc., JG Industries, Inc., Ames Realty II, and Ames Department Stores, Inc. (previously filed as Annex A to the Information Statement filed on
                    Schedule 14C on March 10, 2000 (File No. 001-00258) and incorporated herein by reference)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JG INDUSTRIES, INC.

                              By:  /s/ CLARENCE FARRAR
                                   -------------------
                                   Clarence Farrar
                                   President



August 7, 2000

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                                 Exhibit Index

Exhibit No.    Description
-----------    -----------

2.1 Sale-Purchase Agreement, dated as of February 2, 2000, among Goldblatt's Department Stores, Inc., JG Industries, Inc., Ames Realty II, and Ames Department Stores, Inc. (previously filed as Annex A to the Information Statement filed on Schedule 14C on March 10, 2000 (File No. 001-00258) and incorporated herein by reference)

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